EXHIBIT 24.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Form S-8 registration statement of our report, dual dated March 20, 1996 and April 19, 1996, on the financial statements of Westmark Group Holdings, Inc., and to reference to our firm under the caption "experts" in the prospectus.

Aurora, Colorado
September 6, 1996                                  COMISKEY & COMPANY, A
                                                  PROFESSIONAL CORPORATION